                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 27, 2006
                                                         ---------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

           New York                  0-3319                    13-1784308
           --------                  ------                    ----------
(State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)            Identification No.)

                      One Commerce Park, Valhalla, NY 10595
                      -------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO OF A MATERIAL DEFINITIVE AGREEMENT.

     On August 31, 2006, in connection  with the  appointment of James A. Risher as  full-time  Chief  Executive  Officer  ("CEO")  and  President  of Del Global
Technologies Corp., a New York corporation (the "Company"),  the Company entered into an  employment  letter (the "Risher  Letter") with Mr.  Risher,  which sets forth  terms  and  provisions  governing  Mr.  Risher's  employment  as CEO  and
President  of the  Company.  A copy of the Risher  Letter is attached  hereto as
EXHIBIT  99.1 and is  incorporated  herein by  reference.  Mr.  Risher  had been serving as the Interim CEO of the Company  since July 22,  2006.  The  following summary of the Risher  Letter does not purport to be complete  and is subject to and qualified in its entirety by reference to the actual text of such letter.

     The Risher Letter provides for an annual salary of $300,000.  In connection with his  employment,  Mr. Risher  received an option grant to purchase  120,000 shares  of the  Company's  common  stock,  $.10 par  value,  pursuant  to and in accordance with the Company's Amended and Restated Stock Option Plan. Such stock options shall vest and become  exercisable  as to one-half of such shares on the first  anniversary  of the date of the grant and as to an additional 25% of such shares  on the  second  and  third  anniversaries  of  the  date  of the  grant, respectively.  Mr. Risher will be provided with a living  allowance of $6200 per month  and will be  eligible  for three  weeks of paid  vacation  per  year.  In addition,  Mr.  Risher will be eligible to receive an annual bonus with a target of 60% of his annual base  salary  based upon  achieving  the  Company's  annual budget and attaining specific  objectives  assigned by the Board of Directors of the Company.  The Risher  Letter also  provides  that the  consulting  agreement between the Company and Lumina  Group,  LLC shall  terminate as of the effective date of the Risher Letter.

     On August 30, 2006, in connection with the appointment of Mark Zorko as the
Chief  Financial  Officer  ("CFO") of the Company,  the Company  entered into an employment  letter (the "Zorko  Letter") with Mr. Zorko,  which sets forth terms and provisions governing Mr. Zorko's employment as CFO of the Company. A copy of the Zorko Letter is attached hereto as EXHIBIT 99.2 and is  incorporated  herein by reference.  The following  summary of the Zorko Letter does not purport to be complete  and is subject to and  qualified  in its  entirety by reference to the actual text of such letter.

     The Zorko Letter  provides for an annual salary of $233,000.  In connection with his  employment,  Mr.  Zorko  received an option  grant to purchase  60,000 shares  of the  Company's  common  stock,  $.10 par  value,  pursuant  to and in accordance with the Company's  Amended and Restated Stock Option Plan. Mr. Zorko
will be  provided  with an  automobile  allowance  of $575 per month and will be eligible for three weeks of paid vacation per year. In addition,  Mr. Zorko will be eligible  to receive an annual  bonus with a target of 45% of his annual base salary based upon achieving the Company's  annual budget and attaining  specific objectives assigned by the CEO of the Company.

     On  August  27,  2006,  the  Company  entered  into a  Full-Time  Permanent
Engagement  Resources  Agreement  with Tatum,  LLC (the  "Resources  Agreement")
regarding the Company's  employment of Mr. Zorko as CFO. A copy of the Resources
Agreemeent  is attached  hereto as EXHIBIT  99.3 and is  incorporated  herein by reference.  Pursuant to the Resources  Agreement,  as compensation for resources provided to the Company,  the Company will pay Tatum,  LLC (i) $58,250 plus (ii)
25% of any bonus paid to Mr. Zorko for work  performed  during the first year of his  employment  and (iii)  $1,000 per month  during  the term of the  Resources
Agreement.  The Resources  Agreement  will  terminate upon the effective date of termination of Mr. Zorko's employment with the Company.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         As of August 31, 2006, the consulting agreement between the Company and
Lumina Group, LLC, a company owned by Mr. Risher, dated as of June 14, 2006 (the
"Consulting  Agreement")  has  been  terminated.  Pursuant  to the  terms of the
Consulting  Agreement,  Lumina Group, LLC had been providing certain  consulting services to the Company for a fee of $20,000 per month.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     The Board of Directors of the Company has appointed James A. Risher, age 63 and a current  director  of the  Company,  as CEO and  President  of the Company
effective  August 31, 2006. A summary  description  of the material terms of Mr.
Risher's letter  agreement are discussed in Item 1.01 above and are incorporated herein by reference.

     Mr.  Risher has been  serving as Interim CEO of the Company  since July 22,
2006 and has been a member of the Company's  Board of Directors  since April 27,
2005. Mr. Risher has been the Managing  Partner of Lumina Group,  LLC, a private company  engaged  in the  business  of  consulting  and  investing  in small and mid-size  companies,  since 1998.  From  February  2001 to May 2002,  Mr. Risher served as  Chairman  and Chief  Executive  Officer of BlueStar  Battery  Systems
International, Inc., a Canadian public company that is an e-commerce distributor of  electrical  and  electronic  products  to  selected  automotive  aftermarket segments and targeted industrial  markets.  From 1986 to 1998, Mr. Risher served as a director, Chief Executive Officer and President of Exide Electronics Group,
Inc. ("Exide"), a global leader in the uninterruptible power supply industry. He also served as Chairman of Exide from December 1997 to July 1998. Mr. Risher has also been a director of SL  Industries,  Inc.,  a  manufacturer  and marketer of power and data quality systems and equipment for individual,  medical, aerospace and consumer  applications,  since May 2003 and a director of New Century Equity
Holdings  Corp.,  a holding  company  seeking to acquire a new  business,  since
October 2004.

     Mr.  Risher  does  not  have  any  family  relationships  with  any  of the directors,  executive  officers,  or  any  people  nominated  or  chosen  by the registrant to become a director or executive officer.

     Except as described  below,  Mr. Risher is not a party to any  transactions listed in Reg. S-K Item 404(a).

     As of August 31, 2006,  the  consulting  agreement  between the Company and
Lumina Group, LLC, a company owned by Mr. Risher, has been terminated.

     The Board of Directors of the Company has appointed Mark Zorko,  age 54, as
CFO of the Company  effective  August 30,  2006.  A summary  description  of the material terms of Mr. Zorko's letter  agreement are discussed in Item 1.01 above and are incorporated herein by reference.

     Since 2000, Mr. Zorko has been a CFO Partner at Tatum CFO Partners,  LLP, a professional services firm where he has held financial leadership positions with public and private  client  companies.  From 1996 to 1999,  Mr.  Zorko was Chief
Financial  Officer and Chief  Information  Officer for Network  Services  Co., a
privately held distribution  company. Mr. Zorko's prior experience includes Vice
President,  Chief Financial Officer and Secretary of Comptronix  Corporation,  a
publicly held electronic systems manufacturing company, corporate controller for
Zenith Data Systems  Corporation,  a privately held computer  manufacturing  and retail electronics company,  and finance manager positions with Honeywell,  Inc.
Mr. Zorko was a senior  staff  consultant  with Arthur  Andersen & Co. Mr. Zorko served in the  Marine  Corps.  from  1970 to 1973.  Mr.  Zorko  has  served as a director of Guardian Technologies  International,  Inc. since November 2005. Mr.
Zorko  is  a  board  advisor  to  Medspeed,   Inc.,  a  privately  held  medical
transportation  logistics  company.  Mr. Zorko earned a BS degree in  Accounting from  Ohio  State  University,  an MBA from the  University  of  Minnesota,  and completed the FEI's Chief Financial Officer program at Harvard  University.  Mr.
Zorko is a certified public accountant and a member of the National  Association of Corporate Directors.

     Mr. Zorko does not have any family relationships with any of the directors, executive  officers,  or any people  nominated  or chosen by the  registrant  to become a director or executive officer.

     Except as described  below,  Mr.  Zorko is not a party to any  transactions listed in Reg. S-K Item 404(a).

     The Company and Tatum,  LLC, of which Mark Zarko is a partner,  are parties to the Resources  Agreement  defined and described in Item 1.01 above. A summary description  of the material  terms of the  Resources  Agreement is discussed in
Item 1.01 above and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements of Businesses Acquired.

           Not Applicable.

      (b)  Pro Forma Financial Information.

           Not Applicable.

      (c)  Shell Company Transactions.

           Not Applicable.

      (d)  Exhibits.

           99.1  Employment  Letter  dated as of August  31,  2006  between  Del
                 Global Technologies Corp. and James A. Risher.
           99.2  Employment  Letter  dated as of August  30,  2006  between  Del
                 Global Technologies Corp. and Mark Zorko.
           99.3  Resources  Agreement dated as of August 27, 2006 by and between
                 Del Global Technologies Corp. and Tatum, LLC.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            DEL GLOBAL TECHNOLOGIES CORP.
                                                  (Registrant)

Date: August 31, 2006
                                            By: /s/ James A. Risher
                                                --------------------------------
                                                James A. Risher
                                                President and Chief Executive Officer

                                  EXHIBIT INDEX

           Exhibit No.                    Description
           -----------                    -----------

           99.1                           Employment  Letter  dated as of August
                                          31,    2006    between    Del   Global
                                          Technologies Corp. and James A. Risher

           99.2                           Employment  Letter  dated as of August
                                          30,    2006    between    Del   Global
                                          Technologies Corp. and Mark Zorko

           99.3                           Resources Agreement dated as of August
                                          27,  2006 by and  between  Del  Global
                                          Technologies Corp. and Tatum, LLC.